                           AMENDMENT BY INTERLINEATION

         CART, Inc. ("CART"), Championship Auto Racing Teams, Inc. ("Championship"), and Open Wheel Acquisition Corporation ("Sub") and Open Wheel Racing Series, LLC ("Parent"), hereby amend the Asset Purchase Agreement dated as of December 15, 2003 (the "APA") by interlineation as follows:

         In consideration of the mutual undertakings of the parties, the parties agree to amend the APA as follows:

         1.       Section 2.04 is amended to read as follows:

                  SECTION 2.04. Assumption of Liabilities. Sub agrees to assume as of the Closing only the following liabilities (the "Assumed Liabilities"): The obligations of performance of the Sellers under the Assumed Contracts arising on and after the Closing Date; except for the Assumed Liabilities, Sub shall not assume and shall not be liable for any of the debts, obligations, responsibilities, undertakings or liabilities, whether matured or unmatured, fixed or contingent, secured or unsecured, accrued, absolute or other of any Seller and all such liabilities will remain the responsibility of the Sellers and shall be retained, paid performed and discharged by the Sellers. Notwithstanding the foregoing if and to the extent Sub and/or Parent or any Affiliate of either of them acquires any claim or otherwise satisfies any claim that might be asserted against CART, Championship or as a "claim" (as defined in 11 U.S.C. Section 101(5)) in the Chapter 11 Case (any of which is an "Acquired Claim"), then Sub and Parent agree that any such Claim shall be released and shall not be asserted against Championship, CART or in the Chapter 11 Case.

         2.       Section 2.05(a)is amended to read as follows:

                           SECTION 2.05. Consideration.


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                  (a)      At the Closing, as consideration for the sale,
         conveyance, transfer and assignment of the Acquired Assets, the Sub will deliver, and Parent will cause to be delivered, by wire transfer of immediately available funds to an account specified by CART an amount in cash equal to $1,630,000 (the "Purchase Price").

         3.       A new section 3.13 shall be added that reads as follows:
"Attached as Schedule 3.13 is a true and accurate listing of the amounts of unpaid (after lawful and appropriate setoff) year-end prize money payable by CART to teams participating in CART's racing series for the 2003 series (other than teams controlled by Affiliates of Parent)."

         IN WITNESS WHEREOF, Parent, Sub, and each Seller have duly executed this Amendment by Interlineation, all as of the date first written above.








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


                                          OPEN WHEEL RACING SERIES, LLC,


                                                /s/ KEVIN KALKHOVEN
                                          -------------------------------------
                                          Name: Kevin Kalkhoven
                                          Title: Manager

                                          OPEN WHEEL ACQUISITION CORPORATION,



                                                /s/ KEVIN KALKHOVEN
                                          -------------------------------------
                                          Name: Kevin Kalkhoven
                                          Title: President

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.,


                                                /s/ THOMAS L. CARTER
                                          -------------------------------------
                                          Name: Thomas L. Carter
                                          Title: VP/CFO

                                          CART, INC.,


                                                /s/ J. CARLISLE PEET
                                          -------------------------------------
                                          Name: J. Carlisle Peet, III
                                          Title: VP/CLO

                                                  1/15/04





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